================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) November 17, 1997



                              DIEDRICH COFFEE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                         0-21203                33-0086628
---------------------------              -----------          ------------------
State or Other Jurisdiction              Commission             IRS Employer
     of Incorporation                    File Number          Identification No.


   2144 Michelson Drive, Irvine, California                         92612
---------------------------------------------                     ----------
   (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code (714) 260-1600


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



================================================================================

ITEM 5.  OTHER EVENTS.

         ANNOUNCEMENT OF NEW CHAIRMAN OF THE BOARD

         On November 18, 1997, Diedrich Coffee, Inc., a Delaware corporation (the "Company"), announced that former Taco Bell Worldwide Chairman and CEO Mr. John E. Martin had agreed to join the Company's Board of Directors as Chairman, replacing Lawrence Goelman. On November 17, 1997, Mr. Martin entered into a letter agreement with the Company appointing him Chairman of the Board of the Company. The agreement provides for a base salary of $8,333.33 per month, for so long as Mr. Martin continues as Chairman of the Board. This agreement is attached hereto as Exhibit 10.21. Subject to stockholder approval, the Company entered into a performance-based Stock Option Plan and Agreement under which Mr. Martin will be granted the option to purchase up to 850,000 shares of the Common Stock of the Company. Mr. Martin and the Company also agreed to terms under which Mr. Martin will purchase 333,333 shares of the Company's Common Stock at $3.00 per share.

         The Stock Option Plan and Agreement grants Mr. Martin the option to purchase up to 850,000 shares of the Common Stock of the Company subject to stockholder approval. The options granted to Mr. Martin become exercisable at the following exercise prices: 450,000 shares of Common Stock at an exercise price of $4.00 per share; 100,000 shares of Common Stock at an exercise price of $5.00; 150,000 shares of Common Stock at an exercise price of $8.00 and 150,000 shares of Common Stock at an exercise price of $10.00. All of the options granted to Mr. Martin become exercisable on the earlier of May 15, 2002 or as soon as the Closing Price of the Company's common stock exceeds the respective exercise price for at least seven (7) trading days in any period of ten (10) consecutive trading days. All options are to terminate if unexercised on November 17, 2002. The Stock Option Plan and Agreement with Mr. Martin is attached hereto as Exhibit 10.22.

         The Company also entered into a Common Stock Purchase Agreement with Mr. Martin under which it has agreed to issue and sell 333,333 restricted shares of Common Stock of the Company to Mr. Martin at $3.00 per share, such price representing the fair market value of the Common Stock as of November 17, 1997. The Common Stock Purchase Agreement is attached hereto as Exhibit 10.23.

         Lawrence Goelman will continue to serve as a Director. The authorized number of directors was increased, in accordance with the Bylaws, from four to six.

         ANNOUNCEMENT OF NEW CHIEF EXECUTIVE OFFICER

         On November 18, 1997, the Company announced that it named experienced restaurant industry executive Timothy J. Ryan, former president of Sizzler USA, and a former colleague of Mr. Martin's at Taco Bell Worldwide, as Diedrich Coffee's President and Chief Executive Officer to replace Lawrence Goelman, Interim CEO. Subject to stockholder approval, the Company entered into a performance based Stock Option Plan and Agreement under which Mr. Ryan will be granted the option to purchase up to 600,000 shares of the common stock of the Company. Mr. Ryan will also invest $50,000 in the Company pursuant to a private sale of restricted stock.

         On November 17, 1997, Mr. Ryan entered into an employment agreement with the Company to serve as Chief Executive Officer. The term of Mr. Ryan's agreement is two years. The agreement provides for an annual salary of $200,000 per year and a discretionary performance bonus. The employment agreement with Mr. Ryan is attached hereto as Exhibit 10.24.

         The Stock Option Plan and Agreement with Mr. Ryan grants Mr. Ryan the option to purchase an aggregate of 600,000 shares of the Common Stock of the Company, contingent upon the approval of the stockholders. The options granted to Mr. Ryan become exercisable at the following exercise prices: 50,000 shares of Common Stock at an exercise price of $3.50 per share; 75,000 shares of Common Stock at an exercise price of $4.50 per share; 125,000 shares of Common Stock at an exercise price of $5.00 per share; 175,000 shares of Common Stock at an exercise price of $8.00 per share and 175,000 shares of Common Stock at an exercise price of $10.00 per share. The shares become exercisable on the earlier of (i) May 15, 2002 or (ii) upon the satisfaction of two conditions: (x) the options having vested pursuant to a vesting schedule set forth in the agreement, and (y) after the date of the agreement, the Closing Price of the Common Stock shall have exceeded the option price per share for at least seven (7) trading days in any period of ten (10) consecutive trading days. All options are to terminate if unexercised on November 17, 2002. The agreement is attached hereto as Exhibit 10.25.

         The Company entered into a Common Stock Purchase Agreement with Mr. Ryan under which it has agreed to issue and sell 16,667 restricted shares of the Common Stock of the Company at $3.00 per share, such price representing the fair market value of the Common Stock as of November 17, 1997. The Common Stock Purchase Agreement with Mr. Ryan is attached hereto as Exhibit 10.26.

         Mr. Kerry Coin, formerly President and Chief Operating Officer, continues as Chief Operating Officer.

         VOTING AGREEMENT

         Two significant stockholders of the Company, D.C.H., L.P., ("DCH") and Martin R. Diedrich ("MRD"), have entered into a Voting Agreement and Irrevocable Proxy with Mr. Martin dated as of November 17, 1997. Under the agreement Mr. Martin received the irrevocable proxy of these stockholders to vote in favor of his Stock Option Plan and Agreement to be voted on at a Special Meeting of the stockholders of the Company. Pursuant to this agreement, shares representing approximately 39% of the voting stock of the Company are committed to vote in favor of Mr. Martin's Stock Option Plan and Agreement. The Voting Agreement and Irrevocable Proxy is attached hereto as Exhibit 9.1.

         PRESS RELEASE

         The press release announcing the new Chairman and Chief Executive Officer is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Diedrich Coffee, Inc.


Date: November 25, 1997                   By: /s/ JONATHAN B. EDDISON
                                              ----------------------------------
                                              Jonathan B. Eddison,
                                              Vice President and General Counsel

                                  EXHIBIT INDEX


    Exhibit                                                                          Sequentially
    Number                              Description                                  Numbered Page
    -------                             -----------                                  -------------
      9.1        Voting Agreement and Irrevocable Proxy agreement by and among
                 D.C.H., L.P., a California limited partnership ("DCH"), Martin
                 R. Diedrich, an individual ("MRD") and John E. Martin, an
                 individual, under which Mr. Martin is given an irrevocable proxy to vote in favor of the Stock Option Plan and Agreement between the Company and Mr. Martin.

     10.21 Letter agreement by and between the Company and John E. Martin appointing Mr. Martin Chairman of the Board, dated as of November 17, 1997.

     10.22 Stock Option Plan and Agreement by and between the Company and John E. Martin granting Mr. Martin the option to purchase up to 850,000 shares of the Common Stock of the Company, dated as of November 17, 1997.

     10.23       Common Stock Purchase Agreement by and between the Company and
                 John E. Martin under which Mr. Martin agrees to purchase
                 333,333 shares of the Company, dated as of November 17, 1997.

     10.24       Employment Agreement by and between the Company and Timothy J.
                 Ryan retaining Mr. Ryan as Chief Executive Officer, dated as of
                 November 17, 1997.

     10.25 Stock Option Plan and Agreement by and between the Company and Timothy J. Ryan granting Mr. Ryan the option to purchase up to 600,000 shares of the Common Stock of the Company, dated as of November 17, 1997.

     10.26       Common Stock Purchase Agreement by and between the Company and
                 Timothy J. Ryan under which Mr. Ryan agrees to purchase 16,667 shares of the Company, dated as of November 17, 1997.

     99.1        Press Release: "John Martin to Join Diedrich Coffee as Board
                 Chairman", dated as of November 18, 1997.